                                                                    EXHIBIT 10.9


                                                                   WARRANT NO. 1

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF AND ANY OTHER SECURITIES INTO WHICH SUCH SECURITIES ARE CONVERTED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF AND ANY OTHER SECURITIES INTO WHICH SUCH SECURITIES ARE CONVERTED ARE FURTHER SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED HEREIN AND IN THAT CERTAIN STOCKHOLDERS AGREEMENT DATED AS OF AUGUST 31, 1999 AMONG THE COMPANY, THE FS STOCKHOLDERS, THE OTHER STOCKHOLDERS AND THE LIMITED STOCKHOLDER. IN ADDITION, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF AND ANY OTHER SECURITIES INTO WHICH SUCH SECURITIES ARE CONVERTED ARE SUBJECT TO AN OBLIGATION TO SELL AS SET FORTH IN THE STOCKHOLDERS AGREEMENT.



                              WARRANT TO PURCHASE
                                  COMMON STOCK

          This certifies that, for value received, The Limited, Inc. or its assigns (the "Holder"), is entitled to purchase up to 1,350,000 shares of class B common stock (the "Class B Common Stock") or shares of a single class of voting common stock ("Voting Common Stock") into which all shares of Class A common stock of the Company and Class B Common Stock may be converted pursuant to the Company's Amended and Restated Articles of Incorporation, as determined pursuant to Section 1(c) hereof, of Galyan's Trading Company, Inc., an Indiana corporation (the "Company"), at a purchase price per share of Common Stock (each a "Share" and collectively the "Shares") set forth in Section 1 hereof (as adjusted from time to time in accordance with Section 6 hereof, the "Exercise Price"). As used herein, the term "Common Stock" shall refer to either the Voting Common Stock or the Class B Common Stock for which the Warrant may be exercised, as applicable.

          Capitalized terms used but not otherwise defined herein shall have those meanings set forth in that certain Stockholders Agreement dated as of August 31, 1999 among the Company, the FS Stockholders, the Other Stockholders and the Limited Stockholder (as the same may be amended from time to time, the "Stockholders Agreement").

          his Warrant is subject to the following terms and conditions:

          1.  Exercise Price; Exercisability of Warrant.
              -----------------------------------------

          (a) The Exercise Price from and after the date of issuance of this Warrant through the first day of the calendar month following the calendar month in which such date of issuance occurs (such first day of such month, and each anniversary of such first day, an "Anniversary Date") shall be $10.00. On the first day of each calendar month following the first Anniversary Date, the Exercise Price in effect during the preceding calendar month shall be increased by an amount equal to 3 1/3% of the Exercise Price as the most recent Anniversary Date (adjusted to the extent necessary to reflect adjustments under Section 6 hereof). For the avoidance of doubt, there shall only be one Anniversary Date per year. Notwithstanding the foregoing provisions of this
Section 1(a), the term Exercise Price at any date shall be the price determined as set forth above and reflecting all appropriate adjustments made in accordance with the provisions of Section 6 hereof payable to purchase one share.

          (b) This Warrant shall be exercisable solely by the Holder, in whole or in part, and from time to time during the period commencing immediately prior to the earlier to occur of (x) the occurrence of the Triggering Event (as defined below) and (y) the fourth anniversary of the date hereof and terminating at 5:00 p.m., New York time, on August 31, 2009 (the "Warrant Exercise Period").

          (c) If, at the time this Warrant is exercised, (a) the Triggering Event has occurred this Warrant shall be exercisable for Voting Common Stock and
(b) the Triggering Event has not occurred this Warrant shall be exercisable for Class B Common Stock.

          (d) "Triggering Event" shall mean the earliest to occur of (i) an initial public offering, (ii) sale of all or substantially all of the assets of the Company and (iii) any transaction (including, without limitation, a merger, reorganization, stock sale, stock issuance or like transaction) immediately following which the shareholders of the Company as of the date hereof own less than 50% of the stock of the Company.

          2.  Method of Exercise.
              ------------------

          (a) This Warrant may be exercised by the Holder, in whole or in part, during the Warrant Exercise Period by the surrender of this Warrant, properly endorsed, at the principal office of the Company and by (i) the payment in cash or by certified check to the Company of the Exercise Price in respect of the Common Stock being purchased and (ii) delivery to the Company of the Form of Subscription attached hereto (or a reasonable facsimile thereof). Notwithstanding the foregoing, this Warrant shall not be exercisable in any one exercise for a number of Shares fewer than the number equal to the lesser of (A) 100,000 Shares and (B) the number of Shares then subject to this Warrant.

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which
(i) this Warrant shall have been surrendered to the Company, (ii) the Company shall have received payment of the Exercise Price in respect of the Shares being purchased and (iii) the Company shall have received the Form of Subscription attached hereto, all as provided in this Section 2.

          (c) In the event of any exercise of this Warrant, certificates for Shares so purchased shall be delivered at the Company's expense to the Holder within five Business Days after the Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant of like tenor representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such time.

          3.  Limitation on Exercise.  Notwithstanding the provisions of Section
              ----------------------
1, the Company shall not be required to deliver any Shares pursuant to the terms of this Warrant, except in accordance with the provisions and subject to the limitations hereof.

          4.  Due Authorization and Issuance; Reservation of Shares.  The
              -----------------------------------------------------
Company covenants and agrees that any and all of the Shares issued to the Holder in accordance with the terms hereof and any securities into which such Shares are converted will, upon issuance, be duly authorized, validly issued, free from all preemptive rights of any holder of Shares and free and clear of all taxes, liens and charges with respect to such issuance; provided however that any and
                                                 --------
all Shares issued to the Holder and any securities into which such Shares are converted shall be subject to the provisions of the Stockholders Agreement. The Company further covenants and agrees that, during the Warrant Exercise Period, the Company will take no action that would restrict or otherwise limit the number of Shares issuable on such exercise or conversion. The Company will take all such action as may be necessary to assure that such Shares may be issued as provided herein (or upon conversion of any such Shares) without violation of any applicable law or regulation. The Company further covenants and agrees that during the Warrant Exercise Period, the Company will at all times have authorized and reserved for the purpose of the issue upon the exercise of the this Warrant, at least the maximum number of Shares as are then issuable upon the exercise of this Warrant (or upon conversion of any such Shares).

          5.  Fractional Shares.  No fractional Shares will be issued in
              -----------------
connection with any exercise hereunder but in lieu of such fractional Shares, the Company shall make a cash payment therefor to the Holder in an amount equal to the fair market value of such fraction.

          6.  Anti-Dilution Adjustments.  The Exercise Price and the exercise
              -------------------------
quantity are subject to adjustment from time to time upon the occurrence of the events set forth in this Section 6.

          (a) Adjustment for Change in Capital Stock.
              --------------------------------------

          If the Company:

               (1) pays a dividend or makes a distribution on its Shares in
                   Shares;

               (2) subdivides its outstanding Shares into a greater number of
                   Shares;

               (3) combines its outstanding Shares into a smaller number of
                   Shares; or

               (4) issues by reclassification of its Shares any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted (in conjunction with the adjustment provided for in Section 6(l) hereof) so that thereafter, the Holder of the Warrant, upon exercise of the Warrant, may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if the Warrant had been exercised immediately prior to such action.

          An adjustment made pursuant to this Section 6(a) shall become effective on the effective date of an event referred to in clauses (1) - (4) above, retroactive to the record date (if any) for such event.

          If after an adjustment the Holder of the Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to the Shares in this Section. Notwithstanding the foregoing, if the Triggering Event has not occurred, the Warrant shall be exercisable only for Class B Common Stock and similar non-voting stock of the Company and upon the occurrence of the Triggering Event, such Class B Common Stock or similar non-voting stock of the Company shall be convertible into Voting Common Stock or other voting stock of the Company.

          Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) Adjustment for Rights Issue.  If the Company distributes (other
              ---------------------------
than in a transaction referred to in Section 6(a) hereof) any rights, options or warrants to all holders of its Shares entitling them to purchase Shares at a price per share less than the Current Market Price (as defined in Section 6(f) below) per share as of the record date established for such distribution, the Exercise Price shall be adjusted in accordance with the formula:


                                          O + N x P
                                              -----
                                                M
                            E'  =  E  X  -----------
                                            O + N


where:

         E'   =   the adjusted Exercise Price.

         E    =   the current Exercise Price.

         O    =   the number of Shares outstanding on the record date.

         N    =   the number of additional Shares offered.

         P    =   the offering price per Share of the additional Shares.

         M    =   the Current Market Price per Share on the record date.

          An adjustment made pursuant to this Section 6(b) shall become effective when any such rights, options, or warrants are issued, retroactive to the record date for such issuance.

          (c) Adjustment for Other Distribution.  If the Company distributes to
              ---------------------------------
all holders of its Common Stock any of its assets, debt securities or other securities of the Company (other than Shares) or any rights or warrants to purchase debt securities, assets or other securities of the Company (other than Shares), the Exercise Price shall be adjusted in accordance with the formula:


                               E' = E x (M - F)
                                        -------
                                           M


where:

         E'   =   the adjusted Exercise Price.

         E    =   the current Exercise Price.

         M    =   the Current Market Price per Share on the record date
                  mentioned below.

         F    =   the Fair Market Value on the record date of the assets,
                  securities, rights or warrants applicable to one Share.


          Adjustments made pursuant to this Section 6(c) shall be made successively whenever any such distribution is made and shall become effective on the effective date of any such distribution, retroactive to the record date for such event.

          This subsection (c) does not apply to cash dividends paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles consistently applied, provided such cash dividends do not exceed in any fiscal year of the Company more than 4% of the immediately preceding fiscal year-end's market price per Share as determined in accordance with subsection (f) of this
Section 6. Also, this subsection (c) does not apply to any transaction referred to in Sections 6(a), 6(b), 6(d) or 6(e).

          (d) Adjustment for Issuance of Shares.  If the Company issues Shares
              ---------------------------------
for a consideration per share less than the Current Market Price per Share as of the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:


                                             P
                                             -
                                E' = E x O + M
                                         -----
                                           A


where:

         E'   =   the adjusted Exercise Price.

         E    =   the current Exercise Price.

         O    =   the number of shares outstanding immediately prior to the
                  issuance of such additional shares.

         P    =   the aggregate consideration received for the issuance of such additional shares.

         M    =   the Current Market Price per share on the date of issuance of such additional shares.

         A    =   the number of shares outstanding immediately after the
                  issuance of such additional shares.


          Adjustments pursuant to this Section 6(d) shall be made successively whenever any such issuance is made and shall become effective immediately after such issuance.

          This subsection (d) does not apply to:

          (1) any of the transactions described in subsections (a), (b), (c) or
(e) of this Section 6;

          (2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Shares;

          (3) Shares issued to (x) stockholders of any Person which merges with or into the Company, or with or into a subsidiary of the Company, in proportion to the stock holdings of such Person immediately prior to such merger, upon such merger or (y) to any Person in exchange for assets sold by such Person to the Company;

          (4) Shares issued in a bona fide public offering pursuant to a firm commitment underwriting; or

          (5) Shares issuable to employees or directors of the Company under or pursuant to employee benefit or option plans approved by either the Board or stockholders of the Company.

          (e) Adjustment for Convertible Securities Issue.  If the Company
              -------------------------------------------
issues any warrants, options, or other rights to purchase Shares or other securities convertible into or exchangeable for Shares (other than securities issued in transactions described in subsections (a), (b), (c) or (d) of this
Section 6) for a consideration per Share initially deliverable upon conversion or exchange of such securities less than the Current Market Price per share as of the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:


                                              P
                                              -
                                          O + M
                                E' = E X  -----
                                          O + D


where:

         E'   =    the adjusted Exercise Price.

         E    =    the then current Exercise Price.

         O    =    the number of Shares outstanding immediately prior to the
                   issuance of such securities.

         P    =    the aggregate consideration received for the issuance of such securities.

         M    =    the Current Market Price per share on the date of issuance of such securities.

         D    =    the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.


          Adjustments pursuant to this Section 6(e) shall be made successively whenever any such issuance is made and shall become effective immediately after such issuance.

          This subsection (e) does not apply to:

          (1) convertible securities issued to stockholders of any Person which merges with or into the Company, or with or into a subsidiary of the Company, in proportion to the stock holdings of such Person immediately prior to such merger, upon such merger; or

          (2) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting; or

          (3) convertible securities issued in connection with the placement of the Preferred Stock for an aggregate purchase price of $50 million at the Closing.

          (f) Current Market Price.  In subsections (b), (c), (d) and (e) of
              --------------------
this Section 6 the "Current Market Price" per Share as of any date is the average of the closing prices of the Shares for 30 consecutive trading days commencing 45 trading days before the date in question. At any time prior to an Initial Public Offering, "Current Market Price" per Share as of any date shall be equal to its Fair Market Value. "Fair Market Value" of a Share is the fair market value of such Share on the date of determination, as determined in good faith by the Board of Directors of the Company.

          (g) Consideration Received; Occurrence of Transactions.  For purposes
              --------------------------------------------------
of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 6, the following shall apply:

          (1) in the case of the issuance of Shares for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

          (2) in the case of the issuance of Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof;

          (3) in the case of the issuance of securities convertible into or exchangeable for Shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection); and

          (4) in the case of the issuance of securities as part of an investment unit, the aggregate consideration payable per such investment unit shall be allocated among the securities as determined in good faith by the Board.

          For the purpose of any adjustment made pursuant to this Section 6, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (h) When De Minimis Adjustment May be Deferred.  No adjustment in the
              ------------------------------------------
Exercise Price need be made unless the adjustment would require an increase or decrease of at least 0.1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

          All calculations under this Section 6 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

          (i) Notice of Adjustment.  Whenever the Exercise Price is adjusted,
              --------------------
the Company shall provide the notices required by Section 13 hereof.

          (j) Notice of Certain Transactions.  If:
              ------------------------------

          (1) the Company takes any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b), (c), (d) or (e) of this
Section 6; or

          (2) there is a liquidation or dissolution of the Company then, the Company shall mail to the Holder a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 30 days before such date.

          (k) When Adjustment Not Required.  If the Company shall take a record
              ----------------------------
of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (l) Adjustment in Exercise Quantity.  Upon each adjustment of the
              -------------------------------
Exercise Price pursuant to this Section 6, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the aggregate Exercise Price thereunder that number of Shares (calculated to the nearest hundredth) obtained from the following formula:


                                           E
                                  N' = N x -
                                           E'


where:

         N'   =    the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

         N    =    the number of Warrant Shares previously issuable upon
                   exercise of a Warrant by payment of the Exercise Price prior to adjustment.

         E'   =    the adjusted Exercise Price.

         E    =    the Exercise Price prior to adjustment.


          (m) Form of Warrants.  Irrespective of any adjustments in the Exercise
              ----------------
Price or the number or kind of shares purchasable upon the exercise of the Warrant, the Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant initially issuable pursuant thereto.

          (n) Superseding Adjustment of Number of Shares to be Received.  If at
              ---------------------------------------------------------
any time after an adjustment of the Exercise Price and/or exercise quantity in respect of the Warrant shall have been made pursuant to Section 6 on the basis of the issuance of securities convertible into Shares, options, warrants, rights or exchangeable securities, the right of conversion, exercise or exchange applicable to such securities convertible into Shares, options, warrants, rights or exchangeable securities shall expire, or the right of conversion, exercise or exchange in respect of a portion of such securities convertible into shares, options, warrants, rights or exchangeable securities shall have not been exercised, a recomputation shall be made of the effect of such securities convertible into Shares, options, warrants, rights or exchangeable securities on the basis of the issuance of only the number of Shares, options, if any, theretofore actually issued or issuable pursuant to the previous exercise of such right of conversion, exercise or exchange and for the consideration actually received and receivable therefor; and if and to the extent called for by the foregoing provisions of this Section on the basis aforesaid, a new adjustment shall be made, which new adjustment shall supercede the previous adjustment so rescinded and annulled.

          7.   Reorganization, Reclassification, Consolidation, Merger or Sale.
               ----------------------------------------------------------------
If any reorganization or reclassification of outstanding Shares, or any consolidation or merger of the Company with another entity, or the sale of all or substantially all of the Company's assets to another entity shall be effected in such a way that holders of Shares shall be entitled to receive cash, stock, securities or assets with respect to or in exchange therefor, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right upon the terms and conditions specified in this Warrant to receive, in lieu of Shares upon the payment of the Exercise Price, solely such cash, stock, securities or assets as would have been issued or payable with respect to or in exchange for Shares pursuant to the terms hereof had the Holder exercised the Warrant in full immediately prior to the effective date of such reorganization, reclassification, consolidation, merger or sale, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be possible, in relation to any stock, securities or assets thereafter deliverable upon the exercise hereof, and appropriate adjustment shall be made to determine and provide for the price per Share, shares of stock or other security or asset deliverable hereunder, as well as the number of Shares, shares of stock or other securities, or the amount of assets, deliverable hereunder. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation or other entity (if other than the Company) resulting from such consolidation or merger or the corporation or other entity purchasing such assets shall assume by written instrument, executed and mailed or delivered to the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such cash, stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive.

          8.   Issue Tax.  The issuance of Shares upon payment of the Exercise
               ----------
Price pursuant to this Warrant shall be made without charge to the Holder for any issue tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any Shares in a name other than that of the Holder.

          9.   Distributions; Limitation of Liability. All distributions or
               ---------------------------------------
similar payments made by the Company to holders of Shares with respect to outstanding Shares shall accrue in respect of this Warrant and shall be paid to the Holder upon the exercise hereof, except for ordinary dividends and except for distributions that caused an adjustment to the Exercise Price. Nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a stockholder of the Company (except to the extent that Shares are issued to such Holder pursuant to this Warrant or such Holder otherwise owns any Shares) or as imposing any liabilities on such Holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

         10.   Transferability of Warrant. This Warrant shall not be transferred
               ---------------------------
in any manner whatsoever except to a direct or indirect wholly-owned subsidiary of The Limited, Inc. in accordance with the Securities Act of 1933, as amended; provided, however, that each such qualified transferee hereof must, prior to the
--------  -------
acknowledgement and acceptance of such transfer by the Company, agree to take and hold this Warrant subject to the provisions specified herein and to the terms and conditions of the Stockholders Agreement, including without limitation, the restrictions on transfer of shares of the Company's common stock contained in Article II thereof. Any permitted transfer made hereunder shall be made without charge to the Holder (except for transfer taxes), at the office or agency of the Company, by the Holder in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed pursuant to the Form of Assignment attached hereto.

          11.  Restrictive Legend.  Each instrument representing any other
               ------------------
securities issued in respect of this Warrant upon any distribution, capital reorganization or reclassification, merger, consolidation or similar event, shall (unless such securities have been registered under the Securities Act of 1933, as amended) be stamped or otherwise imprinted with a legend substantially in the form set forth on the cover hereof.

          12.  Modification and Waiver.  This Warrant and any provision hereof
               -----------------------
may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

          13.  Notices.  Any notice, request or other document required or
               -------
permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

          14.  Descriptive Headings and Governing Law.  The descriptive headings
               --------------------------------------
of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

          15.  Lost Warrant.  The Company represents and warrants to the Holder
               ------------
that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant.

          16.  Expiration of Warrant.  This Warrant shall expire and shall no
               ---------------------
longer be exercisable on or after the expiration of the Warrant Exercise Period.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and issued by its officers thereunto duly authorized as of this 31st day of August 1999.



                                        GALYAN'S TRADING COMPANY, INC.,
                                        an Indiana corporation



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                             FORM OF SUBSCRIPTION
                             --------------------

             (to be signed only upon payment of the Exercise Price
                           pursuant to the Warrant)


To the Company:

          The undersigned, the holder of the within Warrant, hereby irrevocably elects to purchase __ shares of [Voting][Class B] Common Stock for an aggregate Exercise Price of $_______________, and requests that such shares of [Voting][Class B] Common Stock be held (and the related capital contribution be made) in the name of, __________________________________________________________
________________________________________________________________________________
______________________________________________________________, whose address is
____________________________________________________________.

          The undersigned represents that it is purchasing such shares of [Voting][Class B] Common Stock for its own account for investment purposes only and not with a view to or for sale of such shares of [Voting][Class B] Common Stock in connection with any distribution of shares of [Voting][Class B] Common Stock.

DATED: _____________                    _______________________________
                                        (Signature must conform in all
                                        respects to name of holder as
                                        specified on the face of the Warrant)


                                        _______________________________

                                        _______________________________
                                        (Address)

                               FORM OF ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned, the holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant unto:

Name of Assignee                                 Address
----------------                                 -------










DATED: _____________                    _______________________________
                                        (Signature must conform in all
                                        respects to name of holder as
                                        specified on the face of the Warrant)